TWIN DISC, INC

Investor Presentation






DISCLOSURES

Safe Harbor Statement

This presentation contains statements that are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management's current expectations that are based on assumptions that are subject to risks and uncertainties. Actual results may vary because of variations between these assumptions and actual performance. Investors are referred to Twin Disc's fiscal year 2023 Annual Report and Form 10-K, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information," which outlines certain risks regarding the Company's forward-looking statements. Copies of the Company's SEC filings may be obtained from the SEC, and are available on Twin Disc's web site (www.twindisc.com), or by request from the Investor Relations department at the Company.

Non-GAAP Financial Disclosures

Financial information excluding the impact of asset impairments, restructuring charges, foreign currency exchange rate changes and the impact of acquisitions, if any, in this presentation are not measures that are defined in U.S. Generally Accepted Accounting Principles ("GAAP"). These items are measures that management believes are important to adjust for in order to have a meaningful comparison to prior and future periods and to provide a basis for future projections and for estimating our earnings growth prospects. Non-GAAP measures are used by management as a performance measure to judge profitability of our business absent the impact of foreign currency exchange rate changes and acquisitions. Management analyzes the company's business performance and trends excluding these amounts. These measures, as well as EBITDA, provide a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using these measures in combination with the GAAP measures. The presentation of the non-GAAP measures in this press release are made alongside the most directly comparable GAAP measures.

Definitions

Earnings before interest, taxes, depreciation and amortization (EBITDA) is calculated as net earnings or loss excluding interest expense, the provision or benefit for income taxes, depreciation and amortization expenses.

Net debt is calculated as total debt less cash.

Leverage Ratio is calculated as net debt divided by the sum of EBITDA over the last twelve months.

THIRD QUARTER HIGHLIGHTS

TWIN DISC

Financial

- Q3 sales +0.5% vs. YA to $74.2 million
- Gross margin increased ~210 bps vs. YA to 28.2%
- EBITDA of $7.0 million (net income of $3.5) vs. $7.0 million (net income of $3.3) YA
- Robust operating cash flow of $22.3 million YTD; free cash flow of $14.7 million YTD

Strategic

- Impact of long-term operational improvements and working capital discipline supporting trend of profitable growth
- End market demand remains stable, driving improved backlog
- Announced agreement to acquire Katsa Oy, expanding our global footprint and introducing our portfolio into new, growing markets

MARINE & PROPULSION SYSTEMS

- Increased sales by 3% vs. YA
- Global commercial markets show sustained activity, fostering robust demand
- Government defense spending surge fueling growth, particularly in patrol boat projects
- Veth six-month backlog increased 16% sequentially
  - Resulting in the recent Veth inventory build to support rising demand
- Capturing continued demand for workboat marine transmissions in Asia Pacific





LAND-BASED TRANSMISSIONS





- Decreased sales 2.5% vs. YA
- Oil & Gas exports to Asia were flat
- Initial orders secured in North America for Oil & Gas units signifying market penetration
- Expansion in backlog fueled by ARFF transmissions demand

INDUSTRIAL

- Decreased sales 15% vs. YA
- Ongoing softness amongst key industrial customers
- Continued weakness primarily for commoditized products; higher-content products showing resilience
- Ongoing progress in advancing OEM partnerships





CONTINUED BACKLOG GROWTH

BACKLOG AND INVENTORY % OF BACKLOG



$127.7
$119.2
$122.5
$125.2
$130.5
1.07
1.03
1.05
1.00
3QF23
4QF23
1QF24
2QF24
3QF24
Backlog ($MM)
Inventory (% Backlog)

- 6-month backlog continuing to increase on sequential and year-over-year basis
- Expecting additional inventory reductions in 4Q 2024 as backlog is worked through

Note: Backlog figures are reflective of a six-month period. The six-month order backlog is considered more representative of operating conditions than total backlog.

LONG-TERM STRATEGY

Leading Hybrid/Electric solution provider for niche marine and land-based applications

Continued expansion of Veth product to reach new markets and geographies

Rationalize global footprint for efficiency and customer response

Increased focus on controls and system integration rather than individual components

M&A priorities: Industrial and Marine Technology (Hybrid focus)

FINANCIAL OVERVIEW

TWIN DISC

FINANCIAL PERFORMANCE

SALES
($ in millions)



$73.8
$83.9
$63.6
$73.0
$74.2
3QF23
4QF23
1QF24
2QF24
3QF24

- Generally stable demand across global markets
- Capitalizing on realization of price increases

EARNINGS PER SHARE



$0.24
$0.62
($0.09)
$0.07
$0.27
3QF23
4QF23
1QF24
2QF24
3QF24

- Increase in earnings vs YA due to strong operational execution
- Increase in ME&A spend vs. YA driven by investments in growth and strategy as well as inflation impacts

SALES DIVERSITY

TWIN DISC

SALES BY PRODUCT GROUP

($ in millions)



$4.7
$7.5
$14.7
$36.5
$3.0
$7.3
$19.6
$43.9
$4.5
$7.9
$22.9
$48.6
$2.8
$5.7
$18.6
$36.5
$3.7
$6.5
$15.9
$47.0
$3.6
$6.2
$19.1
$45.2
2QF23
3QF23
4QF23
1QF24
2QF24
3QF24
Marine & Propulsion Systems
Land-Based Transmissions
Industrial
Other

- Continued strength within Marine and Propulsion Systems and Land-Based Transmissions:
  - Consistent market demand
  - Geographic expansion
  - Strategic partnerships
- Lower sales in Industrial due to softened demand

SALES MIX BY GEOGRAPHY



8%
24%
32%
37%
9%
25%
30%
36%
5%
31%
34%
30%
10%
27%
35%
28%
13%
24%
34%
29%
3QF23
4QF23
1QF24
2QF24
3QF24
North America
Europe
Asia Pacific
Other

- Sales improved slightly vs YA
- Decreasing proportion of overall sales in North American market, with demand remaining steady
- Asia Pacific and Europe capturing a combined 58% of total sales in the quarter

STRONG BALANCE SHEET

BALANCE SHEET

($ in millions)



$31.3
$17.0
$14.0
$23.8
$17.3
-$6.8
Total Debt
Cash
Net Debt
3QF23
3QF24

EBITDA

($ in millions)



$23.4
$26.0
3QF23 LTM
3QF24 LTM

LEVERAGE RATIO



0.7
-0.3
3QF23
3QF24

MARGINS & NEAR-TERM EXPECTATIONS

TWIN DISC GROSS MARGIN


26.1%
28.2%
3QF23
3QF24

THIRD QUARTER GROSS PROFIT BY PRODUCT GROUP


Marine & Propulsion Systems
Land-Based Transmissions
Industrial
Other

THIRD QUARTER GROSS MARGIN DRIVERS

- Gross margin increased 210 basis points vs. YA
- Capturing tailwinds from pricing actions executed throughout FY 2023
- Cost reduction activities and operational efficiencies

INFLATION & SUPPLY CHAIN EXPECTATIONS

- Supply chain improvements enabling stronger shipments
- Continuing to face currency headwinds and higher labor costs within ME&A

CAPITAL ALLOCATION FRAMEWORK

TWIN DISC

- Debt Reduction
- Return Capital to Shareholders (Dividends)
- Organic Growth Investments
- Bolt-On & Transformational Acquisitions
- Return Capital to Shareholders (Share Repurchases)

Focus Areas	▪ Research & Development ▪ Geographic diversification / expansion ▪ Marketing
Strategic Fit	▪ Diversification away from Oil & Gas ▪ Acquisition logic immediately evident
Financial Fit	▪ Evident value creation potential ▪ Consistent business performance ▪ Internal Rate of Return > WACC
Other Considerations	▪ Platform for transformative expansion ▪ Can enhance network and capabilities

KEY TAKEAWAYS

- Continued trend of outperformance in Q3 highlighted by margin expansion and robust cash generation
- Strengthened balance sheet, supported by consistent profitable growth, providing flexibility to pursue strategic growth opportunities as part of balanced capital allocation approach
- Maintaining cautiously optimistic outlook as demand remains healthy amidst ongoing macroeconomic volatility

Q&A

Fiscal 2024 Third Quarter Earnings Call

APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

TWIN DISC

RECONCILIATION OF TOTAL DEBT TO NET DEBT
(In thousands; unaudited)

	March 29, 2024	March 31, 2023
Current maturities of long-term debt	2,000	2,000
Long-term debt	15,042	29,276
Total debt	$17,042	$31,276
Less cash	23,843	14,024
Net debt	($6,801)	$17,252

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

TWIN DISC

RECONCILIATION OF CONSOLIDATED NET INCOME TO EBITDA
(In thousands; unaudited)

	3QF24 LTM	3QF24	FY23	2QF24	1QF24	4QF23	3QF23
Net Income (loss) attributable to Twin Disc	$10,354	$3,822	$10,380	$930	$(1,172)	$6,775	$3,281
Interest expense	1,620	263	2,253	392	394	571	522
Income tax expense	4,045	398	3,788	1,662	546	1,439	548
Depreciation and amortization	9,919	2,479	9,359	2,531	2,492	2,423	2,670
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$25,939	$6,957	$25,781	$5,515	$2,260	$11,208	$7,021

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

TWIN DISC

NET DEBT TO EBITDA LEVERAGE RATIO CALCULATION

	3QF24	3QF23
Net debt	($6,801)	$17,252
EBITDA (LTM)	25,939	23,360
Leverage Ratio	-0.3x	0.7x